UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 27, 2020

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 Balboa Avenue, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Jack in the Box Inc. (the “Company”) approved the adoption of a Severance Plan for Executive Officers (the “Executive Severance Plan”), effective March 9, 2020. The Executive Severance Plan provides severance benefits to the Company’s Chief Executive Officer (the “CEO”) and each other employee of the Company serving as an “Executive Officer” (as defined as an officer pursuant to Rule 16a-1(f) of the US Securities Exchange Act of 1934, as amended, and qualifying for treatment as an officer under Section 16 of the Securities Exchange Act of 1934, as amended) (“Eligible Employees”), in the event such Eligible Employee is involuntarily terminated without Cause that constitutes a Qualifying Termination (each as defined in the Executive Severance Plan) either before, or more than 24 months after, a Change in Control of the Company (as defined in the Executive Severance Plan) (a “Non-CIC Qualifying Termination”).
In the event that an Eligible Employee experiences a Non-CIC Qualifying Termination, and provided that the Eligible Employee timely executes an effective general release of claims against the Company and allows it to become effective, the Eligible Employee will receive the following benefits under the Executive Severance Plan: (i) a severance payment in the amount of 12 months of base salary (24 months in the case of the CEO), (ii) a payment equivalent to the aggregate amount of the Eligible Employee’s monthly COBRA premium payment in excess of the monthly premium the Eligible Employee would pay as an active employee of the Company, for 12 months (24 months in the case of the CEO) and (iii) eligibility to receive a prorated annual incentive payment for the year in which the Non-CIC Qualifying Termination occurs, based on actual achievement of the performance goals under the Company’s performance incentive program for such year.
The foregoing description is only a summary of the Executive Severance Plan and is qualified in its entirety by the Executive Severance Plan, a copy of which is attached to this report as Exhibit 10.1.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit
No.	Description

10.1	Jack in the Box Inc. Severance Plan for Executive Officers, dated March 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Lance Tucker
Lance Tucker
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: March 4, 2020